===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 1998

                          ESI TRACTEBEL FUNDING CORP.
                          (formerly IEC Funding Corp.)

             North Jersey Energy Associates, A Limited Partnership
               Northeast Energy Associates, A Limited Partnership
             (Exact Name of Registrant as specified in its Charter)


Delaware                       33-87902               04-2355397
New Jersey                     33-87902-01            04-2955646
Massachusetts                  33-87902-02            04-2955642
(State or Other                (Commission File       (IRS Employer
Jurisdiction of                     Number)           Identification
Incorporation)                                        Number)

                           c/o FPL Energy, Inc.
                            11760 US Highway 1
                                Suite 600
                        North Palm Beach, Florida 33408
                    (Address of Principal Executive Offices)

       Registrant's Telephone number, including area code: (561) 691-3500

===============================================================================

ITEM 5.  OTHER EVENTS

     Intercontinental Energy Corporation ("IEC") has announced that its previously announced agreement with all the partners in each of Northeast Energy Associates, A Limited Partnership ("NEA"), and North Jersey Energy Associates, A Limited Partnership (together with NEA, the "Partnerships") to sell all the general and limited partnership interests in the Partnerships, as well as 75% of the outstanding shares of common stock of ESI Tractebel Funding Corp. ("ESI Tractebel"), formerly IEC Funding Corp., to certain entities owned and controlled by FPL Energy, Inc. (a wholly-owned subsidiary of FPL Group Inc.) and Tractebel Power, Inc. (a wholly-owned subsidiary of Tractebel, S.A.) was consummated on January 14, 1998.

     On February 3, 1998, IEC Funding Corp. changed its name to ESI Tractebel Funding Corp.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, ESI Tractebel Funding Corp., has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ESI TRACTEBEL FUNDING CORP.




                                               By: /s/Glenn E. Smith
                                                   ---------------------------
                                               Name: Glenn E. Smith
                                               Title:  Vice President

February 4, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, North Jersey Energy Associates, A Limited Partnership, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               NORTH JERSEY ENERGY ASSOCIATES,
                                               A LIMITED PARTNERSHIP





                                               By: NORTHEAST ENERGY LP,
                                                   as General Partner




                                               By: ESI NORTHEAST ENERGY GP, INC.
                                                   as General Partner


                                               By: /s/Glenn E. Smith
                                               -------------------------------
                                               Name: Glenn E. Smith
                                               Title:  Vice President

February 4, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Northeast Energy Associates, A Limited Partnership, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NORTHEAST ENERGY ASSOCIATES,
                                          A LIMITED PARTNERSHIP



                                          By: NORTHEAST ENERGY, LP,
                                              as General Partner




                                          By: ESI NORTHEAST ENERGY GP, INC.,
                                              as General Partner



                                          By: /s/Glenn E. Smith
                                              ---------------------------
                                          Name: Glenn E. Smith
                                          Title:  Vice President

February 4, 1998